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                               CUSTODIAL AGREEMENT

                           Dated as of January 2, 1996

                                      among

                        INDUSTRY MORTGAGE COMPANY, L.P.,

                             MORTGAGE CENTRAL CORP.


                                       and


                       THE FIRST NATIONAL BANK OF BOSTON,
                                  as Custodian



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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Definitions..................................................................2
Delivery of Custodian's Mortgage Files.......................................4
Certification................................................................6
Deficiencies in Custodian's Mortgage Files...................................7
Pledge of Mortgage Loans.....................................................8
Obligations of the Custodian.................................................9
Release of Custodian's Mortgage File........................................11
Release Upon Redelivery or Payment..........................................11
Fees and Expenses of the Custodian..........................................12
Examination of Custodian's Mortgage Files...................................12
Transfer of Custodian's Mortgage Files Upon Termination.....................12
Insurance of the Custodian..................................................12
Periodic Statements.........................................................12
Copies of Mortgage Documents................................................13
Resignation by and Removal of the Custodian; Successor Custodian............13
Indemnity...................................................................14
Limitation of Liability.....................................................14
Term of Agreement...........................................................15
Authorized Representatives..................................................16
Notices.....................................................................16
Governing Law...............................................................17
Assignment..................................................................17
Counterparts................................................................17
Headings....................................................................18



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                               CUSTODIAL AGREEMENT

     CUSTODIAL AGREEMENT dated as of January 2, 1996 among INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, having an address at 3450 Buschwood Park Drive, Suite 250 Tampa, Florida 33618 (the "Lender"), MORTGAGE CENTRAL CORP. (d/b/a Equitystars), a Rhode Island corporation, having an address at 25 Blackstone Valley Place, Lincoln, RI, 02865 (the "Borrower") and The First National Bank of Boston, a national banking association, having an address at 100 Federal Street, Boston, Massachusetts 02110 (the "Custodian").

     WHEREAS, the Borrower is either the owner of, or holder of a security interest in, certain Mortgage Loans; and

     WHEREAS, the Lender has agreed to provide interim financing for the Mortgage Loans pursuant to the Loan and Security Agreement; and

     WHEREAS, the Borrower, under the terms of the Loan and Security Agreement, shall grant to the Lender a security interest in all of its right, title and interest in the Mortgage Loans and in the documents related thereto for the purposes of securing the due and punctual payment of all amounts due from the Borrower to the Lender under the terms of the Loan and Security Agreement and the Secured Note given pursuant thereto; and

     WHEREAS, the Custodian is a financial institution regulated as a national banking association; and

     WHEREAS, the Borrower will deliver to the Custodian (i) the Mortgage Notes for the Mortgage Loans and prior to the time of the Custodian's release of the funds for the related Advance from the Custodian's Escrow Account, the Lender desires that the Custodian take possession of such Mortgage Notes as the custodian for, and bailee of, the Borrower, and after the time of the Custodian's release of the funds for the related Advance, the Lender desires that the Custodian take possession of such Mortgage Notes as the custodian for, and bailee of, the Lender, in order to perfect the Lender's security interest in such Mortgage Notes, (ii) certain other documents specified in this Agreement after the time of the related Advance and the Lender desires that the Custodian take possession of such other documents as custodian for, and bailee of, the Lender in order to perfect Lender's security interest in such other documents, in each case in accordance with the terms and conditions of this Agreement; and



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     WHEREAS, the Custodian will release the funds for such Advance and immediately transfer it to the Borrower's Account upon satisfaction of certain conditions; and

     WHEREAS, the Lender may from time to time pledge the Mortgage Loans and the related Custodian's Mortgage Files in accordance with the terms and conditions of this Agreement as collateral for such Pledgee Loans and desires to have the Custodian act as bailee of, and agent for, the Pledgee of such Mortgage Loans and the related Custodian's Mortgage Files in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

     1. Definitions. In addition to the terms defined elsewhere in this Agreement or in the Loan and Security Agreement, the following terms shall have the following meanings when used in this Agreement:

     "Advance" means an Advance made pursuant to the Loan and Security
Agreement.

     "Assignment of Mortgage" means an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related mortgaged property is located in form sufficient, when recorded, to reflect of record the sale of the Mortgage to a third party.

     "Borrower's Account" means an account in the name of Borrower with the Custodian to which the funds for Advances may be transferred from the Custodian's Escrow Account.

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York City or Boston are authorized or obligated by law or executive order to be closed.

     "Certified Schedule of Mortgage Loans" means a schedule of the pledged Mortgage Loans with respect to which an Advance will be made on any Closing Date, which specifies the characteristics of such Mortgage Loans which is countersigned by the Lender, and which sets forth as to each Mortgage Loan the information called for by Exhibit 8 attached hereto.

     "Custodian's Escrow Account" means an escrow account opened for the purpose of holding the funds for the Advances until such time as all conditions set forth for the release of such funds have been satisfied.


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     "Custodian Mortgage File" means, with respect to a Mortgage Loan, those documents listed in Section 3(b) of this Agreement that are delivered to the Custodian prior to the release of the funds for an Advance and all documents subsequently delivered to the Custodian pursuant to Section 3(c).

     "Deficiency" means a failure of a document to correspond substantively to the information on the Certified Schedule of Mortgage Loans or the absence of a required document from a Custodian's Mortgage File.

     "Loan and Security Agreement" means the Loan and Security Agreement dated as of January 2, 1996 (as the same may be amended or supplemented from time to time) between Lender and Borrower pursuant to which the Lender agrees to provide interim funding to the Borrower secured by the Mortgage Loans. The Lender agrees to furnish to the Custodian a copy of the Loan and Security Agreement including any supplements or amendments thereto.

     "Mortgage" means the mortgage, deed of trust or other instrument creating a first or second lien on a property.

     "Mortgage Loan" means an individual mortgage loan which is delivered to the Custodian pursuant to this Agreement.

     "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a mortgagor under a Mortgage Loan.

     "Notice of Default" means a notice of default delivered by a Pledgee to the Custodian stating that a default by the Lender has occurred under a Security Agreement.

      "Notice of Pledge" means a notice of pledge of Mortgage Loans and related Custodian's Mortgage Files held by the Custodian, substantially in the form of
Exhibit 5 to this Agreement.

     "Person" means any association, business trust, company, corporation, partnership, limited partnership, limited liability company, estate, governmental authority, joint venture, natural person, trust or other entity.

     "Pledged Mortgage Loans" means Lender's interest in the Secured Notes and those Mortgage Loans and the related Custodian's Mortgage Files that are the collateral for the Secure Note and that are the subject of a Notice of Pledge delivered to the Custodian and not released pursuant to a Release of Pledge.


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     "Pledge Register" means a written record, prepared and maintained by the
Custodian, indicating the existence of a lien in favor of a Pledgee with respect to Pledged Mortgage Loans.

     "Pledgee" means a Person to which Mortgage Loans and the related Custodian's Mortgage Files have been pledged to secure a Pledgee Loan pursuant to a Security Agreement.

     "Pledgee Loan" means a loan made to the Lender to be secured by the Pledged Mortgage Loans held by the Custodian.

     "Release of Pledge" means a release of the security interest in, and lien upon, Pledged Mortgage Loans, substantially in the form of Exhibit 6 to this Agreement.

     "Request for Release of Custodian's Mortgage Files by Pledgee" means a request for release, appropriately completed, substantially in the form of
Exhibit 7 to this Agreement.

     "Secured Note" shall have the meaning ascribed in the Loan and Security Agreement.

     "Security Agreement" means an agreement (which may be a separate agreement or included in a credit, loan or other agreement, between the Lender and a Pledgee pursuant to which the Lender assigns its interest in, and lien upon, Pledged Mortgage Loans held by the Custodian to secure one or more Pledgee Loans.

     2. Custodian's Escrow Account. The Custodian shall establish the Custodian's Escrow Account in the name of and under the sole control and dominion of the Lender. The Lender shall from time to time deposit funds in the Custodian's Escrow Account which shall be disbursed by the Custodian according to this Agreement, or pursuant to any other instructions given to the Custodian by the Lender from time to time.

     3. Delivery of Custodian's Mortgage Files. (a) The Borrower hereby certifies and will be deemed to certify that, prior to the Custodian's release of the funds for any Advance, (A) it has delivered to the Custodian as custodian for, and bailee of, the Borrower, and (B) that, at such time as the Custodian has released the funds for the related Advance and transferred such funds to the Borrower's Account, it has released to the Custodian as custodian for, and bailee of, the Lender, Mortgage Notes pertaining to each of the Mortgage Loans identified in the related Certified Schedule of Mortgage Loans, a copy of which Certified Schedule of Mortgage Loans shall be provided to the Custodian by the Borrower.


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     (b) With respect to each Mortgage Loan, the Borrower shall deliver, within three Business Days from the Closing Date for the Advance relating to the such Mortgage Loan, and hereby certifies and will be deemed to certify as to any Mortgage Note that it has delivered to the Custodian as custodian for, and bailee of, the Lender, the following documents:

          (i) (x) The original Mortgage Note, with any intervening endorsements, endorsed in blank and signed, by facsimile or manual signature, in the name of the Borrower (the "Pledgor"), by a responsible officer thereof, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Pledgor, if the Pledgor was not the originator and, (y) with respect to manufactured housing units, the certificate of title, if any;

          (ii) Either: (x) the original Mortgage, with evidence of recording thereon, (y) a copy of the Mortgage certified as a true copy by a responsible officer of the Pledgor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor or, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (z) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

          (iii) The original Assignment of the Mortgage in recordable form (but not recorded) from the Pledgor in blank;

          (iv) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, a true copy, certified as to accuracy and completeness, of the commitment or binder to issue same;

          (v) All intervening assignments, if any, showing a complete chain of assignment from the originator to the Pledgor, including any recorded warehousing assignments, with evidence of the recording thereon, certified by a responsible officer of the Pledgor as a true copy of the original of such intervening assignments;

          (vi) A copy of all assumption and modification agreements, if any, certified as a true copy by a responsible officer of the Pledgor;


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          (vii) In the event that the Mortgage Loan was acquired by the Pledgor in a merger, the Reassignment of the Assignment of Beneficial Interest must be by "[Pledgor], successor by merger to [name of predecessor]", and in the event that the Mortgage Loan was acquired or originated by the Pledgor while doing business under another name, the Reassignment of Assignment of Beneficial Interest must be by "[Pledgor], formerly known as [previous name]."

     The Custodian shall be entitled to rely upon each Certified Schedule of Mortgage Loans provided by the Borrower as the conclusive schedule in its review, pursuant to Sections 4 and 18(b) hereof, of the Custodian's Mortgage Files. From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Custodian's Mortgage File any additional original loan documents evidencing any assumption or modification of a Mortgage Loan approved by the Borrower.

     (c) The Borrower, the Lender and the Custodian may from time to time agree in writing to alternative delivery procedures with respect to any particular Mortgage Loans.

     4. Certification. (a) Within three hours after the delivery to the Custodian of the Mortgage Notes (or within such shorter period of time as the Custodian shall agree) but in any case prior to the Custodian's release of the funds for the related Advance, the Custodian shall deliver to the Lender and the Borrower a certificate (the "Initial Certification"), in substantially the form annexed as Exhibit 1, to the effect that, as to each Mortgage Loan listed on the related Certified Schedule of Mortgage Loans attached to such Initial Certification (other than any Mortgage Loan paid in full or any Mortgaged Loan specifically identified in such certification as not covered by such certification), based on its examination of the related Mortgage Notes, the information set forth in the Certified Schedule of Mortgage Loans respecting such Mortgage Loans accurately reflects the information set forth in such Mortgage Notes.


     (b) Within five (5) Business Days after the delivery to the Custodian of the Custodian's Mortgage Files (or within such shorter period of time as the Custodian shall agree) but in any case within 22 Business Days after the Closing Date, provided the Custodian's Mortgage Files have been delivered to the Custodian, the Custodian shall deliver to the Lender and the Borrower a certificate (the "Final Certification"), in substantially the form annexed as
Exhibit 2, to the effect that, as to each Mortgage Loan listed on the related Certified Schedule of Mortgage Loans attached to such Final Certification (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all


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documents required to be delivered to it pursuant to Section 3 of this Agreement are in its possession (other than those described in Section 3(b)(i)(y) and 3(b)(vi)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the mortgagor) and relate to such Mortgage Loan, and (iii) based on its examination of the related Mortgage Note, the information set forth on the Certified Schedule of Mortgage Loans (other than items (i), (iv), (x) and
(xiii)) accurately reflects the information set forth in the Custodian's
Mortgage File. The Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are valid, genuine, enforceable, in recordable form, legal, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face or to determine whether any Mortgage File should include any of the documents listed in Section 3(b)(vi) hereunder.

     (c) The Borrower, the Lender and the Custodian may from time to time agree in writing to alternative certification procedures with respect to any particular Mortgage Loans.

     5. Deficiencies in Custodian's Mortgage Files. (a) If the Initial Certification discloses discrepancies between the information set forth on the Certified Schedule of Mortgage Loans and a Mortgage Note, then the Lender shall promptly notify the Custodian that either (1) such Mortgage Note is to be deemed deleted from the related Certified Schedule of Mortgage Loans and the Custodian's Mortgage Loan file relating to the deficient Mortgage Loan shall be returned to the Borrower by the Custodian or (2) the entire Certified Schedule of Mortgage Loans is to be deemed "defective" and all Mortgage Notes received by the Custodian shall be returned to the Borrower by the Custodian.

     (b) If the Final Certification discloses that any of the documents enumerated in Section 3 are missing or discloses any Deficiencies in the documents included in any Custodian's Mortgage Files, then the Lender shall promptly notify the Custodian that either (1) the Borrower shall deliver within five (5) Business Days the missing documents noted in the Final Certification to the Custodian, (2) the Lender has waived the Deficiencies noted in the Certification, (3) the Borrower shall cure the Deficiencies within five (5) Business Days, or (4) the Borrower shall substitute another Mortgage Loan for the deficient Mortgage Loan and shall deliver to the Custodian the Custodian's Mortgage File with respect to the substituted Mortgage Loan.


                                       7

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     (c) If the Lender's notice states that the Borrower shall take any of the actions specified in clauses (1) or (3) of subsection (b) above and the Borrower fails to take such actions within five (5) Business Days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or retain the deficient Mortgage Note or Custodian's Mortgage File, as the case may be, in accordance with the written instructions of the Lender.

     (d) If the Lender's notice states that the Borrower shall take the actions specified in clause (4) of subsection (b) above, then the Custodian shall return the deficient Mortgage Note or Custodian's Mortgage File, as the case may be, to the Borrower upon receipt of the Mortgage Note or Custodian's Mortgage File, as the case may be, to be substituted therefor. If the Borrower fails to deliver the substituted Mortgage Note or Custodian's Mortgage File, as the case may be, to the Custodian within five (5) Business Days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or return the Mortgage Note or Custodian's Mortgage File, as the case may be, in accordance with the written instructions of the Lender.

     (e) Within five (5) Business Days after receipt by the Custodian of any additional documents pursuant to Section 5(b)(4), the Custodian shall review such documents and deliver to the Lender and the Borrower a revised Final Certification. If the revised Final Certification shall indicate any remaining deficiencies in a Custodian's Mortgage File, the provisions of this Section 5 shall again be followed.

     6. Pledge of Mortgage Loans. (a) The Custodian hereby agrees to recognize and record on the Pledge Register a pledge of Mortgage Loans and the related Custodian's Mortgage Files to a Pledgee in accordance with the provisions of a Notice of Pledge delivered to the Custodian by the Lender. Upon its receipt of a Notice of Pledge, the Custodian shall reflect on the Pledge Register that the Pledgee identified in the Notice of Pledge is the pledgee of the Pledged Mortgage Loans that are the subject of the Notice of Pledge. The Borrower hereby consents to any such pledge.

     (b) Upon receipt by the Custodian of a Notice of Default and a Request for Release of Custodian's Mortgage Files by Pledgee, the Custodian shall as promptly as practicable notify Borrower thereof and within five (5) Business Days thereafter, deliver to the person designated by such Pledgee the Custodian's Mortgage Files relating to the Pledged Mortgage Loans specified in such Request and record


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such release on the Certified Schedule of Mortgage Loans and the Pledge
Register.

     (c) Upon receipt by the Custodian of a Release of Pledge from a Pledgee, the Custodian shall reflect on the Pledge Register, to the extent that the Custodian then has in its possession the related Custodian's Mortgage Files, that the Mortgage Loans that are the subject of the Release of Pledge are no longer subject to lien.

     7. Obligations of the Custodian. (a) The Custodian shall open and maintain the Custodian's Escrow Account and shall maintain statements relating to the Custodian's Escrow Account reflecting the funding and release of each Advance.

     (b) The Custodian shall segregate and maintain continuous custody of the Custodian's Mortgage Files in secure facilities in accordance with customary standards for such custody. The Mortgage Note (and Assignment of Mortgage) shall be maintained in fireproof facilities.

     (c) With respect to any Advance, the Custodian shall transfer the related funds for such Advance to the Borrower's Account in the amount specified on the related Certified Schedule of Mortgage Loans (less the aggregate principal balance of any Mortgage Notes deemed to be deleted pursuant to clause (1) of
Section 4(a), above) within one hour of the satisfaction of the following conditions:

     (i)  receipt from the Lender of the Certified Schedule of Mortgage Loans;

     (ii) deposit by the Lender into the Custodian's Escrow Account of the funds for the Advances related to such Certified Schedule of Mortgage Loans;

     (iii)receipt of the Mortgage Notes listed on such Certified Schedule of Mortgage Loans;

     (iv) completion by the Custodian of the Initial Certification and delivery by the Custodian to the Lender of the competed Initial Certification; and

     (v)  acknowledgement of Lender of receipt of the Initial Certification.

     (d) With respect to the Mortgage Note and the other documents constituting each Custodian's Mortgage File, unless there shall be in effect a Notice of Pledge delivered to the Custodian with respect to such Custodian's Mortgage File, the


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Custodian shall (i) act exclusively as the custodian for, and the bailee of, prior to the time of the release of the related Advance, the Borrower, and thereafter, the Lender, (ii) hold all documents constituting such Custodian's Mortgage File received by it for the exclusive use and benefit of, prior to the time of the release of the funds for the related Advance, the Borrower, and thereafter, the Lender, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by, prior to the time of the release of the related Advance, the Borrower, and thereafter, the Lender.

     Upon delivery to the Custodian of Notice of Pledge, the Custodian shall thereafter hold the Custodian's Mortgage Files that are the subject of such Notice of Pledge as bailee of, and agent for, the Pledgee identified in such Notice until (a) the Custodian receives from the Pledgee a Release of Pledge with respect to such Custodian's Mortgage Files or (b) the related Custodian's Mortgage Files are released or transferred pursuant to the provisions of this Agreement. Upon delivery to the Custodian of a Notice of Pledge and until receipt of a Release of Pledge by the Custodian, the Lender's interest in the Pledged Mortgage Loans shall be subject and subordinate to the interest and rights of the Pledgee of such Pledged Mortgage Loans, and the Custodian shall make disposition of the related Custodian's Mortgage Files only in accordance with the terms of this Agreement or with written instructions furnished by the Pledgee in accordance with Section 6(b) of this Agreement.

     (e) The Lender, upon the release of the Mortgage Loans from the lien of the Loan and Security Agreement, shall notify the Custodian in writing with respect to such release, and the Custodian shall then deliver the Mortgage Loans to the Borrower or the Borrower's designee. No such notice shall be effective as to Pledged Mortgage Loans unless the Pledgee of such Pledged Mortgage Loans shall consent to such release in a Release of Pledge delivered to the Custodian; provided, however, that Pledgee will give such consent if Borrower has the right to obtain such release under the Loan and Security Agreement.

     (f) In the event that (i) the Lender, the Borrower, a Pledgee or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian's Mortgage File or a document included within a Custodian's Mortgage File or (ii) a third party shall institute any court proceeding by which any Custodian's Mortgage File or a document included within a Custodian's Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this


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Agreement and any Pledgees that have an interest in the related Mortgage Loans copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all Custodian's Mortgage Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian's Mortgage File or a document included within such Custodian's Mortgage File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Reasonable expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

     8. Release of Custodian's Mortgage File. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized upon receipt of a written request and receipt provided by the Borrower acknowledged by the Lender and, if a pledge is then in effect, the Pledgee in substantially the form annexed as Exhibit 3 (a "Request for Release and Receipt of Documents"), to release to the Borrower within two
(2) Business Days, the related Custodian's Mortgage File or the documents from a Custodian's Mortgage File set forth in such Request and Receipt of Documents. All documents so released to the Borrower shall be held by the Borrower in trust for the benefit of the Lender (and, if a Notice of Pledge is then in effect with respect to such Custodian's Mortgage File, such Pledgee, as its interest may appear) in accordance with the Loan and Security Agreement. The Borrower shall return to the Custodian each and every document previously requested from the Custodian's Mortgage File when the Borrower's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Borrower to the Custodian in substantially the form annexed as Exhibit 3, the Borrower's prior receipt shall be returned by the Custodian to the Borrower. The Lender and any pledgee, as the case may be, agrees to acknowledge, within five (5) Business Days of receipt, any Request for Release and Receipt of Documents properly completed and submitted by the Borrower, and not unreasonably to withhold any such acknowledgment.

     9. Release Upon Redelivery or Payment. Upon the payment in full of any Mortgage Loan, which shall be evidenced by the delivery to the Custodian of the Borrower's Request for Release and Receipt of Documents in substantially the form annexed as Exhibit 3, the Custodian shall promptly release the related Custodian's Mortgage File to the Borrower.


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     10. Fees and Expenses of the Custodian. It is understood that the Custodian shall be entitled to charge fees and receive reimbursement for expenses under this Agreement from the Borrower and such fees and expenses shall be the sole obligation of the Borrower. Such agreed upon fees and expenses shall initially be as set forth in the separate fee letter submitted by the Custodian to the Borrower dated January 2, 1996.

     11. Examination of the Custodian's Mortgage Files. Upon reasonable prior written notice to the Custodian, (a) the Lender or the Borrower and their respective authorized representatives and (b) if a Notice of Pledge is then in effect, the Pledgee and its authorized representatives, will be permitted during normal business hours to examine the Custodian's Mortgage Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any of all of the Mortgage Loans (except that, in the case of an examination by a Pledgee, access shall be limited to those Custodian's Mortgage Files that are pledged to such Pledgee). Any expenses incurred by Custodian in connection with such examination shall be borne by the party making the request.

     12. Transfer of Custodian's Mortgage Files Upon termination. If (a) the Custodian is furnished with written notice and satisfactory evidence from the Lender that the Loan and Security Agreement has been terminated as to any or all of the Mortgage Loans, and (b) there shall not then be in effect a Notice of Pledge delivered to the Custodian with respect to such Mortgage Loans, the Custodian shall, upon written request of the Lender, release to such persons as the Lender shall designate such Custodian's Mortgage Files relating to such Mortgage Loans as the Lender shall request. If, however, a Notice of Pledge is then in effect with respect to any pledged Mortgage Loans, the rights of the Lender under this Section 12 shall be exercisable only by the Pledgee with respect to such Pledged Mortgage Loans.

     13. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

     14. Periodic Statements. Within 30 days after the written request of the Lender or a Pledgee, if there shall then be in effect a Notice of Pledge at any other time, the Custodian shall provide to the Lender and such Pledgee a list of all the Mortgage Loans for which the Custodian holds a

Custodian's Mortgage File pursuant to this Agreement (except that, in the case of a Pledgee, the list shall be limited to the Pledged Mortgage Loans pledged to such Pledgee). Such list may be in the form of a copy of all Certified Schedule of Mortgage Loans with manual deletions to specifically denote any Mortgage Loans paid off, liquidated, released or redelivered since the date of this Agreement.

     15. Copies of Mortgage Documents. Within five (5) Business Days after the written request and at the expense of the Lender, or a Pledgee, with respect to Pledged Mortgage Loans, the Custodian shall provide the Lender or the Pledgee, as the case may be, with copies of the documents in the Custodian's Mortgage Files (except that, in the case of a Pledgee, the documents shall be limited to those related to the Pledged Mortgage Loans pledged to such Pledgee).

     16. Resignation by and Removal of the Custodian; Successor Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Borrower, the Lender and each Pledgee, if any. Promptly after receipt of notice of the Custodian's resignation, the Borrower shall appoint, by written instrument, a successor custodian, subject to written approval by the Lender. If the Borrower fails to appoint a successor within 30 days, the Lender shall appoint a successor custodian. If both the Borrower and the Lender fail to appoint a successor custodian pursuant to the terms hereof, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian. The Lender shall give written notice of such appointment to each Pledgee.

     (b) The Lender, with or without cause, upon at least 60 days written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Borrower and each Pledgee, if any. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian. The Borrower shall give written notice of such appointment to each Pledgee.

     (c) In the event of any such resignation or removal, the custodian shall promptly transfer to the successor custodian, without recourse or warranty of any kind, as directed in writing by the Lender, all the Custodian's Mortgage Files being administered under this Agreement, and to the extent (if any) and in the manner directed by the Lender, the Custodian shall complete the endorsements on the Mortgage Notes.

     17. Indemnity. The Borrower and the Lender, acting severally, each agree to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of its actions in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; provided, however, that this Section shall not relieve the Custodian from liability for its willful misfeasance, bad faith or gross negligence. The Custodian hereby acknowledges that if it, in bad faith, fails to follow the express terms of this Agreement which results in a loss or liability to the Lender or the Borrower, that shall be deemed to constitute gross negligence on the part of the Custodian hereunder except insofar as any such failure may be excused (a) by the provisions of
Section 18 hereof or (b) by the need for the Custodian to follow any contrary orders or instructions received by it from any court having jurisdiction, federal or state banking authorities or other governmental or regulatory bodies having jurisdiction over the Custodian. The provisions of this Section 17 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

     18. Limitation of Liability. (a) The Custodian shall not be liable to the Borrower or the Lender, any Pledgee or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

     (b) In the Custodian's review of documents pursuant to Section 4 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodian's Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or are in recordable form or that they are other than what they purport to be on their face.

     (c) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, (i) any oral instructions from any persons the Custodian believes to be authorized to give such instructions, who shall only be, with respect to the Borrower and to the

Lender, persons the Custodian believes in good faith to be Authorized Representatives (as defined in Section 20 hereof), and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower and to the Lender, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

     (d) The Custodian may consult with counsel nationally recognized in the area of commercial transactions and reasonably acceptable to the Lender with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith; provided, however, that if the Lender (i) gives instructions to the Custodian or (ii) provides an opinion of counsel selected by the Lender, which in either case conflict with any such advice or opinion of counsel, then the Custodian shall follow such instructions of the Lender or such opinion of counsel selected by the Lender, and shall be fully protected in acting or refraining to act thereon.

     (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

     (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Mortgage Loans or Custodian's Mortgage Files purported to be granted at any time to the Lender or a Pledgee.

     19. Term of Agreement. This Agreement shall be terminated upon the later of
(a) the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan in the Custodian's Mortgage Files, (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the Custodian's Mortgage Files, (c) the final remittance of all funds due the Lender under the Loan and Security Agreement on the Maturity Date or (d) the delivery to a Pledgee or its designee of all of the Custodian's Mortgage Files following a Notice of Default.

     If any of the circumstances described in clause (a), (b) or (c) of this section shall occur, promptly after written notice from both the Borrower and the Lender to the Custodian to such effect, all documents remaining in the Custodian's Mortgage Files shall be delivered to the Borrower.

     20. Authorized Representatives. The names of the officers or representatives of the Borrower and of the Lender who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Borrower and on behalf of the Lender ("Authorized Representatives") are set forth on Exhibit 4, along with the specimen signature of each such officer. From time to time, the Borrower and the Lender may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

     21. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deeded to have duly given when received by the other party or parties at the address shown below, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

If to the Borrower:

Mortgage Central Corp. (d/b/a Equitystars)
25 Blackstone Valley Place
Lincoln, RI 02865
Attention: Mr. David B. MacDonald
Phone Number:     (800) 872-0800
Fax Number:       (401) 334-4029

If to the Custodian:

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110
Attention: David Hall
Phone Number:     (617) 575-3101
Fax Number:       (617) 575-2011

If to the Lender:

Industry Mortgage Company, L.P.
3450 Buschwood Park Drive
Suite 250
Tampa, Florida 33618
Attention: George Nicholas
Phone Number:   (813) 932-2211
Fax Number:     (813) 932-8257

If to any Pledgee:

[At the address specified in
the applicable Notice of Pledge.]

     22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws rules applied in the State of New York.

     23. Consent to Service; Submission to Jurisdiction; Waiver of Trial by Jury. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Section 21 hereof. With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, City of New York and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made as set forth in this Section 23 hereof, or by any other lawful means. To the extent permitted by applicable law, each party irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

     24. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement.

     25. Counterparts. For the purposes of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deeded to be an original.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                              MORTGAGE CENTRAL CORP. (d/b/a
                              Equitystars),
                              a Rhode Island Corporation
                                          (Borrower)

                              By:     /s/ David B. MacDonald
                                  ----------------------------------
                              Name:       Mr. David B. MacDonald
                              Title:      President


                              THE FIRST NATIONAL BANK OF BOSTON
                                          (Custodian)


                              By: ________________________________
                              Name:
                              Title:


                              INDUSTRY MORTGAGE COMPANY, L.P.
                              (Lender)
                              By: Industry Mortgage Corporation,
                                          its General Partner


                              By: __________________________________
                              Name:       George Nicholas
                              Title:      Chairman of the Board and
                                          Chief Executive Officer

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                              MORTGAGE CENTRAL CORP. (d/b/a
                              Equitystars),
                              a Rhode Island Corporation
                                          (Borrower)

                              By: _______________________________
                              Name:       Mr. David B. MacDonald
                              Title:      President


                              THE FIRST NATIONAL BANK OF BOSTON
                                          (Custodian)


                              By: ________________________________
                              Name:
                              Title:


                              INDUSTRY MORTGAGE COMPANY, L.P.
                              (Lender)
                              By: Industry Mortgage Corporation,
                                          its General Partner


                              By:     /s/ George Nicholas
                                  ----------------------------------
                              Name:       George Nicholas
                              Title:      Chairman of the Board and
                                          Chief Executive Officer

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                              MORTGAGE CENTRAL CORP. (d/b/a
                              Equitystars),
                              a Rhode Island Corporation
                                          (Borrower)

                              By:     /s/ David B. MacDonald
                                  ----------------------------------
                              Name:       Mr. David B. MacDonald
                              Title:      President


                              THE FIRST NATIONAL BANK OF BOSTON
                                          (Custodian)


                              By:     /s/ David Hall
                                  ----------------------------------
                              Name:       David Hall
                              Title:      Sen. Manager


                              INDUSTRY MORTGAGE COMPANY, L.P.
                              (Lender)
                              By: Industry Mortgage Corporation,
                                          its General Partner


                              By: __________________________________
                              Name:       George Nicholas
                              Title:      Chairman of the Board and
                                          Chief Executive Officer

                                                                       EXHIBIT 1


Aggregate Principal Balance                                            No.______
of the Mortgage Loans on the
Certified Schedule of Mortgage Loans dated:
_______________, ____, 199____: $_________________

                              Initial Certification

Industry Mortgage Company, L.P.
3450 Buschwood Park Drive, Suite 250
Tampa, Florida 33618
Attention: George Nicholas

            Re: Custodial Agreement (the "Custodial Agree-ment") dated as of January 2, 1996, among Industry Mortgage Company, L.P., Mortgage Central Corp., and The First National Bank of Boston

Gentlemen:

     In accordance with the provisions of Section 4(a) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Mortgage Loan listed in the Certified Schedule of Mortgage Loans dated ______________, ____, 199____ (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 3(b) of the Custodial Agreement and has determined that (i) based on its examination of the related Mortgage Notes, the information set forth in the Certified Schedule of Mortgage Loans respecting such Mortgage Loans accurately reflects the information set forth in such Mortgage Notes, and (ii) each Mortgage Note has been endorsed as provided in
Section 3(c) of the Custodial Agreement. The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any Mortgage Note or any of the Mortgage Loans identified on the Certified Schedule of Mortgage Loans, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.


                                      1-1

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                          as Custodian




                                    By: _______________________________
                                        Print Name: ___________________
                                        Title: ________________________



                                      1-2

                                                                       EXHIBIT 2


Aggregate Principal Balance                                            No.______
of the Mortgage Loans on the
Certified Schedule of Mortgage Loans dated:
_______________, ____, 199____: $_________________


                                       Final Certification

Industry Mortgage Company, L.P.
3450 Buschwood Park Drive, Suite 250
Tampa, Florida 33618
Attention: George Nicholas

            Re:   Custodial Agreement (the "Custodial
                  Agreement") dated as of January 2, 1996, among Industry Mortgage Company, L.P.,
                  Mortgage Central Corp., and The First
                  National Bank of Boston

Gentlemen:

     In accordance with the provisions of Section 4(b) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Mortgage Loan listed in the Certified Schedule of Mortgage Loans dated ______________, ____, 199____ (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 3 of the Custodial Agreement and has determined that (i) all such documents are in its possession (other than those described in Section 3(c)(i)(y) and Section 3(c)(vi)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Certified Schedule of Mortgage Loans (other than items (i), (iv), (x) and
(xiii)) respecting such Mortgage Loan accurately reflects the information set forth in the Custodian's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 3 of the Custodial Agreement. The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, recordability, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Certified Schedule of Mortgage Loans, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      2-1

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                          as Custodian




                                    By: _______________________________
                                        Print Name: ___________________
                                        Title: ________________________



                                      2-2

                                                                       EXHIBIT 3

                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

To:   The First National Bank of Boston
      100 Federal Street
      Boston, Massachusetts 02110

            Re:   Custodian Agreement (the "Custodial
                  Agreement") dated as of January 2, 1996, among Industry Mortgage Company, L.P.,
                  Mortgage Central Corp., and
                  The First National Bank of Boston

     In connection with the administration of the Mortgage Loans held by you as the Custodian for the Lender, we request the release, and acknowledge receipt, of the (Custodian's Mortgage File/specify documents) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name Address & Zip Code:


Mortgage Loan Number:


Reason for Requesting Documents (Check one)


_______     1.    Mortgage Loan Paid in Full

_______     2.    Mortgage Loan Redelivered Pursuant to
                  Section 9 of the Custodial Agreement

_______     3.    Mortgage Loan Liquidated by _____________

_______     4.    Mortgage Loan in Foreclosure

_______     5.    Mortgage Loan substituted with alternate Mortgage Loan to be delivered to the Custodian with a revised Mortgage Schedule indicating substitutions

_______     6.    Other (explain) _________________________________________


If Item 1, 2, 3, or 5 above is checked, and if all or part of the Custodian's Mortgage File was previously released to us, please release to us our previous receipt on file with you,


                                      3-1
as well as any additional documents in your possession, relating to the above specified Mortgage Loan.

If Item 4 or 6 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                            MORTGAGE CENTRAL CORP., a
                            Rhode Island corporation
                                   (Borrower)


                            By:___________________________
                               Print Name: _______________
                               Title:_____________________
                               Date:______________________

ACKNOWLEDGED

INDUSTRY MORTGAGE COMPANY, L.P.
      (Lender)
By: Industry Mortgage Corporation,
      General Partner


By: _______________________________
    Name: George Nicholas
    Title: Chief Executive Officer
    Date: ________________________



__________________________________
            [PLEDGEE]


By: _______________________________
    Name:__________________________
    Title:_________________________
    Date:__________________________


DOCUMENTS RETURNED TO THE CUSTODIAN:

THE FIRST NATIONAL BANK OF BOSTON
      Custodian

By: _______________________________
    Print Name:____________________
    Title:_________________________
    Date:__________________________


                                      3-2

                                                                       EXHIBIT 4



                           Authorized Representatives

                          a) of Mortgage Central Corp.


Name                                               Specimen Signatures

1.    David B. MacDonald                           /s/ David B. MacDonald
                                                   ----------------------------
2.    Glenn Tourtellot                             /s/ Glenn Tourtellot
                                                   ----------------------------
3.    Michael Derderian                            /s/ Michael Derderian
                                                   ----------------------------
4.
                                                   ----------------------------
5.
                                                   ----------------------------
6.
                                                   ----------------------------

                      b) of Industry Mortgage Company, L.P.


Name                                               Specimen Signatures

1.    George Nicholas
                                                   ----------------------------
2.    Thomas G. Middleton
                                                   ----------------------------
3.    Phyllis A. Blair
                                                   ----------------------------
4.    Timothy W. Griffin
                                                   ----------------------------
5.    Susan W. McCarthy
                                                   ----------------------------
6.    David B. MacDonald                           /s/ David B. MacDonald
                                                   ----------------------------
7.    Glenn Tourtellot                             /s/ Glenn Tourtellot
                                                   ----------------------------
8.    Michael Derderian                            /s/ Michael Derderian
                                                   ----------------------------


                                      4-1

                                                                       EXHIBIT 4


                           Authorized Representatives

                          a) of Mortgage Central Corp.


Name                                               Specimen Signatures

1.    David B. MacDonald
                                                   ----------------------------
2.    Glenn Tourtellot
                                                   ----------------------------
3.    Michael Derderian
                                                   ----------------------------
4.
                                                   ----------------------------
5.
                                                   ----------------------------
6.
                                                   ----------------------------

                      b) of Industry Mortgage Company, L.P.


Name                                               Specimen Signatures

1.    George Nicholas                              /s/ George Nicholas
                                                   ----------------------------
2.    Thomas G. Middleton                          /s/ Thomas G. Middleton
                                                   ----------------------------
3.    Phyllis A. Blair                             /s/ Phyllis A. Blair
                                                   ----------------------------
4.    Timothy W. Griffin                           /s/ Timothy W. Griffin
                                                   ----------------------------
5.    Susan W. McCarthy
                                                   ----------------------------
6.    David B. MacDonald
                                                   ----------------------------
7.    Glenn Tourtellot
                                                   ----------------------------
8.    Michael Derderian
                                                   ----------------------------


                                      4-2

                                                                       EXHIBIT 5

                                NOTICE OF PLEDGE

To:   The First National Bank of Boston
      100 Federal Street
      Boston, Massachusetts 02110
      Attention: David Hall

     The undersigned (the "Lender") hereby notifies you, as Custodian, that the Mortgage Loans and related Custodian's Mortgage Files specified in the attached Schedule A (the "Pledged Mortgage Loan") have been pledged by us pursuant to a ___________________ Agreement (the "Security Agreement") dated as of
_________________, between the Lender and _____________________ (the "Pledgee")
and are to be held by you as bailee of, and agent for, the Pledgee as secured party pursuant to the provisions of the Custodial Agreement dates as of January 2, 1996 among the Lender, Industry Mortgage Company, L.P., and you (the "Custodial Agreement") until released or transferred as provided in the Custodial Agreement.

     A security interest in the Pledged Mortgage Loans has been granted to the Pledgee, a corporation having an address at ____________________________, pursuant to the Security Agreement. You are instructed to enter the Pledgee's name and address in your records as the pledgee of such Pledged Mortgage Loans and to promptly provide to the Pledgee an acknowledgement of this Notice of Pledge by signing in the space provided below and delivering an acknowledged copy of this Notice to the Pledgee at the above address. Such acknowledgement will serve to confirm that this Notice of Pledge has been duly received by you and that (i) the related Custodian's Mortgage Files are being held by you as bailee of, and agent for, the Pledgee and (ii) you have duly reflected on your records that the Pledgee has


                                      5-1
been granted a security interest in and to such Mortgage Loans and related Custodian's Mortgage Files all in accordance with the provisions of the Custodial Agreement.


                                    INDUSTRY MORTGAGE COMPANY, L.P.
                                    By: Industry Mortgage Corporation,
                                          General Partner


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________
                                    Date:________________________________


ACKNOWLEDGED:


THE FIRST NATIONAL BANK OF BOSTON,
as Custodian

By:________________________________
   Name:___________________________
   Title:__________________________
   Date:___________________________


                                      5-2

                                                                       EXHIBIT 6


                                RELEASE OF PLEDGE

To:   The First National Bank of Boston
      100 Federal Street
      Boston, Massachusetts 02110
      Attention: David Hall

     The undersigned, in accordance with Section 6 of the Custodial Agreement dated as of January 2, 1996 among Industry Mortgage Company, L.P., Mortgage Central Corp. and The First National Bank of Boston, hereby releases all of its lien and security interest in the Mortgage Loans and related Custodian's Mortgage Files identified in Schedule A to this Release of Pledge and instructs the Custodian to reflect such release on its records.


                                         (PLEDGEE)

                                         By: ______________________________
                                             Name:_________________________
                                             Title:________________________
                                             Date:_________________________


                                      6-1

                                                                       EXHIBIT 7

REQUEST FOR RELEASE OF MORTGAGE FILES BY PLEDGEE

To:   The First National Bank of Boston
      100 Federal Street
      Boston, Massachusetts 02110
      Attention: David Hall



     In connection with the administration of the Mortgage Loans held by you as Custodian, under the Custodial Agreement dated as of January 2, 1996 among Industry Mortgage Company, L.P., Mortgage Central Corp. and you, as Custodian, the undersigned requests the release of the Custodian's Mortgage Files for the Mortgage Loans identified in Schedule A to this Request. A Notice of Default relating to such Mortgage Loans and Custodian's Mortgage Files accompanies or has preceded this Request for Release of such Custodian's Mortgage Files.



                                         (PLEDGEE)

                                         By: ______________________________
                                             Name:_________________________
                                             Title:________________________
                                             Date:_________________________


Acknowledged:

THE FIRST NATIONAL BANK OF BOSTON,
as Custodian


By: ______________________________
    Name:_________________________
    Title:________________________
    Date:_________________________



                                      7-1

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                                                                       EXHIBIT 8



                          INFORMATION TO BE INCLUDED ON
                      CERTIFIED SCHEDULE OF MORTGAGE LOANS


            1.    Borrower Name.

            2.    Account Number.

            3.    Original Balance.

            4.    Current Balance.

            5.    Interest Rate.

            6.    Remaining Term.

            7.    Combined Loan-to-Value Ratio.

            8.    Next Due Date.


                                      8-1




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